See notes to financial statements.
GROWTH PORTFOLIO OF THE TRANSAMERICA VARIABLE INSURANCE FUND
Schedule of Investments -- December 31, 1996

                                                      Market

                                          Shares       Value
Value

-------------------------------------------------------------------------------
COMMON STOCKS -- 98.8%
-------------------------------------------------------------------------------
BANKING -- 4.2%
Wells Fargo & Company                      5,000  $1,348,750
-------------------------------------------------------------------------------

BROADCASTING -- 2.6%
HSN Inc. (a)                              35,000     831,250
-------------------------------------------------------------------------------

BUSINESS SERVICES -- 7.3%
First Data Corp.                          64,718   2,362,207
-------------------------------------------------------------------------------

CHEMICALS -- 4.4%
Betzdearborn Inc.                         24,000   1,404,000
-------------------------------------------------------------------------------

COMPUTERS & BUSINESS EQUIPMENT -- 12.5%
Applied Materials Inc. (a)                35,000   1,257,813
Dell Computer Corp. (a)                   52,000   2,762,500
-------------------------------------------------------------------------------
                                                   4,020,313
-------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 3.6%
Millipore Corp.                           28,000   1,158,500
-------------------------------------------------------------------------------

ELECTRONICS -- 12.2%
Intel Corp.                               30,000   3,928,125
-------------------------------------------------------------------------------

FINANCIAL SERVICES -- 13.6%
Charles Schwab Corp.                      55,000   1,760,000
Franklin Resources Inc.                   22,000   1,504,250
Moneygram Payment Systems Inc. (a)        85,000   1,126,250
-------------------------------------------------------------------------------
                                                   4,390,500
-------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 4.8%
Gillette Company                          20,000   1,555,000
-------------------------------------------------------------------------------

HOTELS & RESTAURANTS -- 8.8%
Host Marriott Corp. (a)                   70,000   1,120,000
Mirage Resorts Inc. (a)                   80,000   1,730,000
-------------------------------------------------------------------------------
                                                   2,850,000
-------------------------------------------------------------------------------

LEISURE TIME -- 4.3%
Walt Disney Company                       20,000   1,392,500
-------------------------------------------------------------------------------

RETAIL GROCERY -- 4.8%
-------------------------------------------------------------------------------

SOFTWARE -- 15.7%
Broderbund Software Inc. (a)              40,000  $1,190,000
Intuit (a)                                23,000     724,500
Microsoft Corp. (a)                       24,000   1,983,000
Transaction Systems Architects Inc.(a)    35,000   1,163,750
-------------------------------------------------------------------------------
                                                   5,061,250
-------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(cost $15,141,060)                               31,852,395
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.9%
-------------------------------------------------------------------------------
State Street Bank and Trust Company,
4.50%, due 01/2/97 (collateralized by $200,000 par value U.S. Treasury Bonds, 10.625%, due 08/15/15, with a value of $293,531,
cost $286,000)286,000                    286,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.7%
(cost $15,427,060)*                               32,138,395
OTHER ASSETS LESS LIABILITIES-- 0.3%                 100,042
-------------------------------------------------------------------------------

NET ASSETS-- 100.0%                               $  32,238,437
===============================================================================



(a) non-income producing security

* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $16,854,646 and $143,311, respectively. Net unrealized appreciation for tax purposes is $16,711,335.

==============================================================================

==============================================================================
Smith's Food & Drug Centers Inc.          50,000   1,550,000
------------------------------------------------------------------------------



GROWTH PORTFOLIO OF THE TRANSAMERICA VARIABLE INSURANCE FUND, INC.
Statement Of Assets And Liabilities
December 31, 1996


ASSETS
Investments, at value (cost $15,427,060)                                                                  $  32,138,395
Cash                                                                                                              4,651
Receivable for investments sold                                                                                 152,370
Dividends and interest receivable                                                                                 7,867
Due from Adviser (Note 2)                                                                                        19,366
                                                                                                          -------------
                                                                                                             32,322,649

LIABILITIES
Payable for fund shares redeemed                                                                                 19,526
Accrued expenses                                                                                                 64,686
                                                                                                                 84,212
TOTAL NET ASSETS                                                                                          $  32,238,437
                                                                                                          =============

NET ASSETS CONSIST OF:
Paid in capital                                                                                           $  15,594,518
Undistributed net investment loss (Note 1)
(33,507)
Accumulated net realized loss on investments
(33,909)
Net unrealized appreciation of investments                                                                   16,711,335
                                                                                                          -------------
TOTAL NET ASSETS                                                                                          $  32,238,437
                                                                                                          =============

Shares outstanding                                                                                            2,949,776
Net asset value and offering and redemption price per share                                                    $  10.93





GROWTH PORTFOLIO OF THE TRANSAMERICA VARIABLE INSURANCE FUND, INC.
Statement Of Operations
For the year ended December 31, 1996


INVESTMENT INCOME
Interest income                                                                                           $      33,420
Dividend income                                                                                                 133,189
                                                                                                          -------------
                                                                                                                166,609

EXPENSES
Mortality and expense risk management                                                                           245,046
Investment advisory fee                                                                                          66,831
Management fees                                                                                                  39,988
Audit fees                                                                                                       15,000
Custodian fees                                                                                                    4,332
Administrative fees                                                                                               3,199
Printing expenses                                                                                                 2,000
Other                                                                                                               167
                                                                                                          -------------
Total operating expenses before reimbursement                                                                   376,563
Expenses reimbursed by Investment Adviser (Note 2)                                                              (19,366)
                                                                                                          -------------
                                                                                                                357,197
NET INVESTMENT LOSS                                                                                            (190,588)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments                                                                              3,186,767
Net change in unrealized appreciation of investments
   during the period                                                                                          3,967,540
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                                               7,154,307

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                                        $   6,963,719
                                                                                                          =============





GROWTH PORTFOLIO OF THE TRANSAMERICA VARIABLE INSURANCE FUND, INC.
Statements Of Changes In Net Assets
For the years ended December 31,


                                                                                        1996                   1995
                                                                                        ----                   ----
INCREASE IN NET ASSETS
From operations:
   Net investment loss                                                              $    (190,588)        $    (208,742)
    Net realized gain on investments                                                    3,186,767             1,213,189
     Net change in unrealized appreciation of investments                               3,967,540             8,056,995
                                                                                    -------------         -------------
Net increase in net assets resulting from operations                                    6,963,719             9,061,442

Fund share transactions (Notes 1 and 3)                                                  (463,327)             (590,812)
                                                                                    -------------         -------------
Increase in net assets                                                                  6,500,392             8,470,630

NET ASSETS
Beginning of year                                                                      25,738,045            17,267,415
                                                                                    -------------         -------------
End of year (1)                                                                     $  32,238,437         $  25,738,045
                                                                                    =============         =============

(1) Includes undistributed net investment loss of:                                  $     (33,507)
                                                                                    =============
$                 -
===================


GROWTH PORTFOLIO OF THE TRANSAMERICA VARIABLE INSURANCE FUND, INC. Financial Highlights




Selected data for a share* outstanding throughout each year are as follows:

                                                          1996            1995           1994            1993           1992
                                                     -----------------------------------------------------------------------------
Net asset value, beginning of year                   $   8.582       $   5.615      $   5.239       $   4.287      $   3.783

Investment Operations
Net investment income (loss).......................     (0.065)         (0.069)        (0.042)         (0.030)         0.012

Net realized and unrealized gain...................      2.413           3.036          0.418           0.982          0.492
                                                     -----------------------------------------------------------------------------
Total from investment operations................... .....2.348           2.967          0.376           0.952          0.504

                                                     =============================================================================
Net asset value, end of year.......................  $  10.930       $   8.582      $   5.615       $   5.239      $   4.287
                                                     =============================================================================

Total Return                                             27.36%          52.84%          7.19%          22.20%         13.32%

Ratios and Supplemental Data
Net assets, end of year (in thousands).............      $32,238     $25,738        $17,267         $16,584        $13,966
Expenses to average net assets ....................     1.27%(1)         1.41%           1.43%          1.43%          1.43%
Net investment income (loss)
               to average net assets ..............    (0.68%)(2)       (0.94%)         (0.80%)        (0.65%)         0.31%
Portfolio turnover rate............................      34.58%      18.11%         30.84%          42.04%         43.07%
Average commission rate (3)                               $0.07            -               -              -              -




* Prior to November 1, 1996, activity represents accumulated unit values of the Separate Account which have been converted to share values for presentation purposes.
(1) If the Investment Advisor had not reimbursed expenses for the year ended December 31, 1996, the ratio of operating expenses to average net assets would have been 1.34%.
(2) If the Investment Advisor had not reimbursed expenses for the year ended December 31, 1996, the ratio of net investment loss to average net assets would have been (0.75%).
(3) This disclosure is required for fiscal periods beginning on or after September 1, 1995.

Transamerica Variable Insurance Fund, Inc.
Notes to Financial Statements
December 31, 1996

1.  Organization and Summary of Significant Accounting Policies
Transamerica Variable Insurance Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Fund's investment objective is long-term capital growth. The Fund currently consists of one investment portfolio, the Growth Portfolio (the "Portfolio").

The Fund was established as a Maryland Corporation on June 23, 1995, as the successor to Transamerica Occidental's Separate Account Fund C (the "Separate Account") which was organized as an open-end diversified management investment company. On November 1, 1996, all investments held by the Separate Account with a fair value of $29,567,077 and a cost basis of $15,661,836 were transferred to the Portfolio of the Fund. In exchange for these investments, the Separate
Account received all of the outstanding shares (2,956,116) of the Fund. This transaction was accounted for in a manner similar to a pooling of interests. Thereafter, the Separate Account's only investment is an investment in the Fund.

As the Fund is treated as the successor to the Separate Account, all activity prior to November 1, 1996 incorporates activity of the Separate Account. Effective October 31, 1996, the net asset value of the Fund was re-priced at $10 per unit. All previous accumulation unit values of the Separate Account have been restated for presentation purposes to reflect for this change. Selected financial information for the ten month period ended October 31, 1996 is as follows:

  Investment income                                      $154,796
  Expenses                                              (311,877)
  Net investment loss                                   (157,081)
  Net realized and unrealized gain on investments       4,374,273
                                                    --------------

  Net increase net assets resulting from               $4,217,192
  operations
                                                    ==============

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(A) Valuation of Securities - Equity securities traded on a national exchange, NASDAQ and over-the-counter securities are valued at the last sale price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to procedures established  by the  Fund's  Board of  Directors.  Debt  securities  with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

(B) Repurchase Agreements - The Portfolio may enter into repurchase agreements with Federal Reserve System member banks or U.S. securities dealers. A repurchase agreement occurs when the Portfolio purchases an interest-bearing debt obligation and the seller agrees to repurchase the debt obligation on a specified date in the future at an agreed-upon price. If the seller is unable to make a timely repurchase, the Portfolio's expected proceeds could be delayed, or the Portfolio could suffer a loss in principal or current interest, or incur costs in liquidating the collateral.

(C) Securities Transactions and Investment Income - Securities transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded daily on an accrual basis. Realized gains and losses on investments are determined using the identified cost method for both financial statement and Federal income tax purposes.

     The  aggregate   cost  of  securities   purchased   (excluding   short-term
     investments) and proceeds from sales were $9,518,723 and $9,948,901, respectively, in 1996.

(D) Dividends and Distributions - The Portfolio distributes substantially all of its net investment income in the form of dividends to its shareholders. The Growth Portfolio declares its dividends and capital gain distributions at least annually.

(E) Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(F) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

2.    Investment Advisory Fees and Other Transactions With Affiliates
The Fund has entered into an Investment Advisory Agreement with Transamerica Occidental Life Insurance Company (the "Adviser"), a wholly owned subsidiary of Transamerica Insurance Corporation of California, which in turn is a wholly owned subsidiary of Transamerica Corporation. For its services to the Portfolio, the Adviser receives an annual advisory fee of 0.75% of the average daily net assets of the Portfolio

The Adviser has contracted with Transamerica Investment Services, Inc., a wholly owned subsidiary of Transamerica Corporation to provide investment advice to the Portfolio. Transamerica Investment Services receives its fee directly from the Adviser, and receives no compensation from the Portfolio.

The Adviser, in its discretion, has agreed to waive its fee and assume any other operating expenses (other than certain extraordinary or non-recurring expenses) of the Portfolio which exceed 0.10% of the average daily net assets of the Portfolio.

Prior to November 1, 1996, Transamerica charged the Separate Account an investment advisory fee of 0.30% and a mortality and expense risk fee of 1.10%. Mortality and expense risk charges paid to Transamerica during 1996 (prior to November 1, 1996) and 1995 were $245,046 and $246,377, respectively.

Certain directors and officers of the Fund are also directors and officers of the Adviser, the Separate Account, Transamerica Investment Services, and other affiliated Transamerica entities.

All shares of the Fund are owned by the Separate Account.

3.    Capital Stock Transactions
The Fund has one billion shares of $0.001 par value stock authorized. As of December 31, 1996, the Portfolio was authorized to issue two hundred million shares. On October 31, 1996, 2,956,116 shares of the Portfolio were issued in respect to the organization of the Fund (see Note 1). For the period of November 1, 1996 to December 31, 1996 1,200 shares were sold for $13,223 and 7,540 shares were redeemed for $88,385.

Prior to November 1, 1996, the Separate Account received deposits from and made certain annuity payments and distributions to unit holders of the Separate Account. Total deposits from unit holders during 1996 and 1995 were $36,216 and $31,581, respectively; total payments made to unit holders during 1996 and 1995 were $427,375 and $622,393, respectively. These transactions are classified as fund share transactions in the Statements of Changes in Net Assets.

==============================================================================

==============================================================================
                                          Report of Independent Auditors

To the Shareholders and Board of Directors
Transamerica Variable Insurance Fund, Inc.

We have audited the accompanying statement of assets and liabilities including the schedule of investments, of the Growth Portfolio of Transamerica Variable Insurance Fund, Inc. (previously Transamerica Occidental's Separate Account Fund
C), as of December 31, 1996, the related statement of operations for the year ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth Portfolio of Transamerica Variable Insurance Fund, Inc., at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.






Los Angeles, California
February 24, 1997